EXHIBIT 10.34

                                                                  EXECUTION COPY



                                FOURTH AMENDMENT

                           Dated as of March 17, 2000

           This FOURTH AMENDMENT is among Barney's, Inc., a New York corporation ("Barneys"), Barneys America, Inc., a Delaware corporation ("BAI"), PFP Fashions Inc., a New York corporation ("PFP"), Barneys (CA) Lease Corp., a Delaware corporation ("CA Lease"), Barneys (NY) Lease Corp., a Delaware corporation ("NY Lease"), Basco All-American Sportswear Corp., a New York corporation ("Basco"), BNY Licensing Corp., a Delaware corporation ("BNY"), and Barneys America (Chicago) Lease Corp., a Delaware corporation ("Chicago Lease;" and together with Barney's, BAI, PFP, CA Lease, NY Lease, Basco and BNY collectively the "Borrowers"), Barneys New York, Inc. ("Holdings"), the Lenders (as defined below) and the Administrative Agent (as defined below). This Fourth Amendment amends the Credit Agreement dated as of January 28, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") entered into among the Borrowers, the financial institutions from time to time parties thereto (the "Lenders"), the issuing banks from time to time parties thereto (the "Issuing Banks"), and Citicorp USA, Inc., in its capacity as agent for the Lenders and the Issuing Banks (the "Administrative Agent") and General Electric Capital Corporation, in its capacity as documentation agent. Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

                             PRELIMINARY STATEMENTS:

           (1) The Borrowers and the Requisite Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

           SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

           (a) The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by deleting in its entirety such definition and substituting therefor the following:

                  "'Consolidated EBITDA' means, for any twelve-month period on a consolidated basis for any Person and its Subsidiaries, (i) the sum of
         (A) Consolidated Net Income, (B) depreciation and amortization expense,
         (C) Consolidated Interest Expense, (D) federal, state, local and foreign income taxes, (E) other non-cash charges and (F) up to $3,000,000 in the aggregate of any cash equity contributed to the Borrowers during Fiscal Years 2000 and 2001 to the extent not used for Capital Expenditures pursuant to clause (i) of the first proviso in
         Section 10.04, minus (ii) extraordinary gains not already excluded from the determination of Consolidated Net Income."


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           (b) Section 10.02 of the Credit Agreement is hereby amended by deleting in its entirety such Section and substituting therefor the following:

           "10.02. Maximum Leverage Ratio. The Leverage Ratio of the Barneys Group on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day, shall not be greater than the ratio set forth opposite such fiscal quarter:

           Fiscal Quarter Ending                                       Ratio
           ---------------------                                       -----

           First fiscal quarter of Fiscal Year 1999                     7.00
           Second fiscal quarter of Fiscal Year 1999                    7.00
           Third fiscal quarter of Fiscal Year 1999                     7.00
           Fourth fiscal quarter of Fiscal Year 1999                    7.00
           First fiscal quarter of Fiscal Year 2000                     5.25
           Second fiscal quarter of Fiscal Year 2000                    5.25
           Third fiscal quarter of Fiscal Year 2000                     5.25
           Fourth fiscal quarter of Fiscal Year 2000                    4.50
           First fiscal quarter of Fiscal Year 2001                     3.50
           Second fiscal quarter of Fiscal Year 2001                    3.50
           Third fiscal quarter of Fiscal Year 2001                     3.50
           Fourth fiscal quarter of Fiscal Year 2001                    3.50
           First fiscal quarter of Fiscal Year 2002                     3.00
           Second fiscal quarter of Fiscal Year 2002                    3.00
           Third fiscal quarter of Fiscal Year 2002                     3.00
           Fourth fiscal quarter of Fiscal Year 2002                    3.00"

           SECTION 2. Conditions Precedent to Effectiveness. This Fourth Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Administrative Agent shall have received this Fourth Amendment executed by the Borrowers, Holdings and the Requisite Lenders.

           SECTION 3. Representations and Warranties. Each Borrower represents and warrants as follows:

                  (a) After giving effect to this Fourth Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true, correct and complete in all material respects.

                  (b) After giving effect to this Fourth Amendment, no Default or Event of Default shall have occurred and be continuing.

                  (c) As of the date hereof, no material adverse change shall have occurred in the condition (financial or otherwise), performance, properties, operations or prospects of the Barneys Group since August 1, 1998 except as publicly disclosed prior to the date hereof.


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           SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon
the effectiveness of this Fourth Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

           (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

           (c) The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

           SECTION 5. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

           SECTION 6. Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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           IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be executed as of the date first above written.


                          BARNEY'S, INC.
                          BARNEYS AMERICA, INC.
                          PFP FASHIONS INC.
                          BARNEYS (CA) LEASE CORP.
                          BARNEYS (NY) LEASE CORP.
                          BASCO ALL-AMERICAN SPORTSWEAR CORP.
                          BNY LICENSING CORP.
                          BARNEYS AMERICA (CHICAGO) LEASE CORP.



                          By: /s/ Steven Feldman
                             ------------------------------------
                              Title: Senior Vice President and
                                     Chief Financial Officer


                          BARNEYS NEW YORK, INC.


                          By: /s/ Steven Feldman
                             ------------------------------------
                              Title: Senior Vice President and
                                     Chief Financial Officer


                          CITICORP USA, INC., as Administrative Agent and
                          Lender


                          By: /s/ Brenda Cotsen
                             ------------------------------------
                             Vice President

                          GENERAL ELECTRIC CAPITAL
                          CORPORATION, as Lender



                          By: /s/ Charles Chiodo
                             ------------------------------------
                             Title: Senior Vice President


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                          GMAC COMMERCIAL CREDIT LLC, as Lender



                          By: /s/ Frank Imperato
                             ------------------------------------
                             Title: Senior Vice President


                          NATIONAL CITY COMMERCIAL
                          FINANCE, INC., as Lender



                          By: /s/ Katherine Ellero
                             ------------------------------------
                             Title: Assistant Vice President




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